                                                                   EXHIBIT 10.27

                             MODIFICATION AGREEMENT

      THIS MODIFICATION AGREEMENT (this "Agreement") is made as of the 11th day of February, 2000 by and among DUNN COMPUTER CORPORATION, a Virginia corporation, DUNN COMPUTER CORPORATION, a Delaware corporation, INTERNATIONAL DATA PRODUCTS, CORP., STMS, INC., PUERTO RICO INDUSTRIAL MANUFACTURING OPERATIONS ACQUISITION, CORP. and DUNN COMPUTER OPERATING COMPANY (collectively, the "Borrower") and FIRST UNION NATIONAL BANK, holder of the Note (as defined below) pursuant to an assignment from First Union Commercial Corporation to First Union National Bank (the "Lender").

                                    Recitals

      R-1. The Lender extended a revolving line of credit in the original principal amount of $15,000,000 (the "Line of Credit") to the Borrower pursuant to a Revolving Line of Credit Loan Agreement and Security Agreement dated May 27, 1999, as amended by an Addendum to Revolving Line of Credit Loan Agreement and Security Agreement dated May 27,1999 and by a letter agreement dated May 27, 1999 (collectively, the "Line of Credit Agreement"). The Line of Credit is evidenced by a Revolving Note dated May 27, 1999 from the Borrower to the Lender in the original principal amount of $15,000,000 (the "Note").

      R-2. The Line of Credit is secured by, among other things, the Line of Credit Agreement, whereby the Borrower granted to the Lender a security interest in (i) all Accounts, (ii) all payments or rights to payment due or to become due under any Government Contract to which the Borrower is a party, (iii) all deposit accounts and other obligations or indebtedness owed to the Borrower from whatever source arising, (iv) all rights to receive any payment in money or in kind, (v) all contract rights (except contract rights under Government Contracts other than rights to payments due or to become due), (vi) all Inventory, (vii) all property, plant and Equipment, (viii) all chattel paper, (ix) all General Intangibles, (x) all books and records and computer hardware, software (including, to the extent assignable, the Borrower's right to use software licensed to the Borrower) and systems, (xi) all policies of insurance and the proceeds thereof, (xii) all additions and accessions thereto and replacements thereof and (xiii) all products and proceeds thereof, as more particularly described therein.

      R-3. Pursuant to the Line of Credit Agreement, the Lender also agreed to issue from time to time, subject to the provisions thereof, letters of credit (the "Letters of Credit"). No Letters of Credit have been issued under the Line of Credit Agreement.

      R-4. The Line of Credit Agreement, the Note and all other documents evidencing, securing, guaranteeing or otherwise related to the Line of Credit are collectively called the "Loan Documents."

      R-5. As of December 14, 1999, there is due under the Line of Credit principal of Two Million Three Hundred Thousand and 00/100 Dollars ($2,300,000.00) and interest of Seven

Thousand Six Hundred Two and 84/100 Dollars ($7,602.84), plus attorneys' fees and other costs which are payable under the Loan Documents.

      R-6. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Line of Credit Agreement.

      R-7. The Lender contends that the Borrower is in default under the Loan Documents due to, among other things, violations of certain financial covenants and financial reporting under the Line of Credit Agreement.

      R-8. The Borrower has requested that the Lender continue to make advances under the Line of Credit and extend the maturity date of the Line of Credit until November 30, 2000 and the Lender is willing to do so subject to the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto covenant and agree as follows.

      1. Recitals. The Recitals set forth above are a material part of this Agreement. The Borrower acknowledges and affirms the accuracy of the Recitals set forth above.

      2. Confirmation and Ratification of Documents; Consent to this Agreement. The Borrower agrees that the Loan Documents are in full force and effect and that each Loan Document shall remain in full force and effect unless and until modified or amended in writing in accordance with its terms. The Borrower ratifies and confirms their respective obligations under the Loan Documents, and agrees that the execution and delivery of this Agreement shall not in any way diminish or invalidate any of their respective obligations under the Loan Documents. All parties consent to the execution and delivery of this Agreement and to all the provisions of this Agreement to the extent that such provisions may modify the terms and provisions of any of the Loan Documents.

      3. Service Charge. Commencing March 1,2000 and on the first day of each month thereafter, the Borrower shall pay monthly to the Lender a monthly service charge of $1,500.

      4. Principal Curtailments. The Borrower shall pay to the Lender fifty percent (50%) of the net proceeds remaining after payment in full to Deutsche Financial Services of certain indebtedness owed by the Borrower to Deutsche Financial Services and secured by an existing pledge of certain collateral of IDP and PRIMO of (a) the sale of the business (whether as a stock purchase or a sale or transfer of the assets) of Puerto Rico Industrial Manufacturing Operations Acquisition, Corp. ("PRIMO") and (b) any settlement with the U.S. Air Force in connection with the contract awarded to International Data Products, Corp. ("IDP") on or about May 1997 for high performance desktop computers (the "Desktop V contract"), which contract the Borrower has advised was not renewed by the U.S. Air Force, such proceeds not to exceed

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$1,000,000 in the aggregate (each, a "Curtailment Event") (i.e., upon the first
Curtailment Event to occur, the Borrower shall pay to the Lender fifty percent (50%) of the proceeds of such Curtailment Event up to $1,000,000; in the event that the Lender receives less than $1,000,000 from the proceeds of such Curtailment Event, the Borrower shall pay to the Lender fifty percent (50%) of the proceeds of the next Curtailment Event up to an aggregate amount from both Curtailment Events of $1,000.000).

      5. Permanent Reductions in Line of Credit.

            (a) Upon execution of this Agreement, the availability under the Line of Credit shall be permanently reduced from $15,000,000 to $5,000,000.

            (b) The availability under the Line of Credit shall be further permanently reduced by the amount of any principal curtailments received by the Lender as a result of any Curtailment Event (see paragraph 5 above).

      6. Ineligible Accounts. The Borrower and the Lender agree that (a) the conditions required to be satisfied before the Accounts of IDP and PRIMO could be considered Eligible Accounts, as set forth in the letter agreement dated May 27, 1999, have not been satisfied and that therefore (b) all Accounts of IDP and PRIMO have been since the Lender first made the Line of Credit available to the Borrower and shall continue to be Ineligible Accounts. Notwithstanding the foregoing and subject to the first priority security interest of Deutsche Financial Services, all Accounts of IDP and PRIMO shall nevertheless remain as collateral for all obligations owed to the Lender.

      7. Deletion of Inventory from Borrowing Base. Effective upon the execution of this Agreement, the Borrower shall no longer be able to borrow against Inventory under the Line of Credit. The definition of "Borrowing Base" set forth in Section 1.1 of the Line of Credit Agreement is deleted and the following is substituted in lieu thereof: ""Borrowing Base" means at the time in question the sum of: (a) ninety percent (90%) of the Borrower's Eligible Government Accounts plus (b) eighty percent (80%) of the Borrower's Eligible Commercial Accounts, provided that all Accounts of IDP and PRIMO are Ineligible Accounts and shall not be included in the Borrowing Base. In the absence of manifest error, Lender's determination of the amount of the Borrowing Base shall be conclusive." Notwithstanding that the Borrower cannot borrow against Inventory and subject to the first priority security interest of Deutsche Financial Services in the Inventory of IDP and PRIMO, Inventory shall nevertheless remain as collateral for all obligations owed to the Lender.

      8. Borrowing Base Certificates. The Borrower shall furnish the Lender with borrowing base certificates (in form acceptable to the Lender in its sole discretion) by 10:00 a.m. (McLean, Virginia time) on the day which is five (5) business days after the fifteenth (15th) and the thirtieth (30th) day of each month, respectively, covering the periods from (A) the first (lst) day of the month through the fifteenth (15th) day of the month and (B) the sixteenth
(16th) day of the month through the thirtieth (30th) day of the month (or the last day of the month in the event

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that the month does not have thirty (30) days (i.e. February and months having thirty-one (31) days), respectively (regardless of whether any advance is requested). Such borrowing base certificates should be sent to (a) First Union National Bank, 1970 Chain Bridge Road, McLean, Virginia 22102. Attn: David A. Dix, Vice President and (b) First Union National Bank, 1970 Chain Bridge Road, McLean, Virginia 22102, Attn: Nick Edivan, Telecopy (703) 760-5450.

      9. Interest Rate. Commencing on the date of the execution of this Agreement, the unpaid principal balance (both the existing unpaid principal balance and future advances) of the Line of Credit shall bear interest at the Lender's prime rate plus one percent (1%). Upon the occurrence of an Event of Default, interest shall accrue and be payable at the applicable interest rate plus two percent (2%). The Borrower shall no longer have the option to elect the Reference Rate-Based Option or the LIBOR-Based Rate Option.

      10. Maturity Date. The Line of Credit shall expire on November 30, 2000 (the "Maturity Date") and all principal, interest and other sums then outstanding shall be immediately due and payable. The Borrower acknowledges that the Lender has advised the Borrower that the Maturity Date will not be further extended.

      11. Modification of Note. Contemporaneously with the execution of this Agreement, the Borrower shall execute a modification of the Note reflecting the modified interest rate and the modified Maturity Date as set forth in paragraphs 9 and 10 above, respectively, substantially in the form attached hereto as Exhibit A.

      12. Letters of Credit. Effective upon the execution of this Agreement, no Letters of Credit shall be issued under the Line of Credit. Section 2.1 E. of the Line of Credit Agreement which relates to the Letter of Credit Subfacility is deleted in its entirety.

      13. Costs and Expenses. Upon execution of this Agreement, the Borrower shall pay to the Lender by certified or cashier's check all actual costs and expenses, including, without limitation, attorneys' fees, UCC search costs and costs related to the field audit incurred by the Lender in connection with the Line of Credit.

      14. Lockbox/Restricted Account.

            (a) With the consent of the Borrower, the Lender has established or will establish contemporaneously with the execution of this Agreement (a) a post office box(es) or other collection facility(ies) under the Lender's control (collectively, the "Lockbox"). Contemporaneously with the execution of this Agreement, the Borrower will direct by written notice in form and substance satisfactory to the Lender in its sole discretion, all account debtors of the Borrower (excluding IDP and PRIMO) to send all Payments either by check to the Lockbox for deposit upon collection into the Restricted Account (as defined below) or by electronic funds transfer directly to the Restricted Account (as defined below). Restricted Account shall mean collectively those accounts identified on Exhibit B attached hereto plus any other accounts established by the Lender at the Borrower's direction for the purpose of receiving

Payments. All accounts which constitute the Restricted Account shall be titled as follows: "First Union National Bank Restricted Account for Dunn Computer Operating Company." The Restricted Account shall be under the sole and absolute control of the Lender and the Lender shall have the sole power of withdrawal from the Restricted Account. The Borrower shall not be entitled to make any withdrawals or disbursements from or otherwise pay any expenses out of the Restricted Account, nor shall the Borrower be deemed to have any rights thereto, or interest therein, except as expressly set forth herein. Within ten (10) days after all obligations of the Borrower under the Line of Credit Agreement and the other Loan Documents have been paid in full and performed, the Lender shall pay the funds remaining, if any, in the Restricted Account to the Borrower.

            (b) If any Payments are made directly to the Borrower or otherwise come into The Borrower's possession, the Borrow shall not commingle any such Payment with The Borrower's other funds or property, but shall hold the Payment separate and apart in trust for the Lender and shall promptly deliver the Payment to the Lender (appropriately endorsed, if the Payment is in the form of a check) for deposit into the Restricted Account. Interest (if any) earned on sums on deposit in the Restricted Account shall be added to the Restricted Account. The Borrower hereby appoints the Lender and any officer, employee or agent of the Lender as the Lender may from time to time designate as attorneys-in-fact for the Borrower to endorse and sign the name of the Borrower on all checks, drafts, money orders or other Items delivered to the Lender for deposit into the Restricted Account. The Restricted Account shall constitute part of the Collateral, and funds on deposit in the Restricted Account shall be disbursed to the Borrower only by a disbursement to the Operating Account as provided hereafter in this Agreement.

            (c) If no Event of Default has occurred and remains uncured, and there exists no event, occurrence or circumstance that, with the giving of notice or the passage of time or both, would constitute an Event of Default, funds on deposit in the Restricted Account shall be withdrawn by the Lender on the Business Day next following the day on which such funds are deposited, and shall be applied as follows: (1) first, to unpaid late charges under the Revolving Note; (2) second, to reimburse any amounts advanced by the Lender to cure defaults under this Agreement; (3) third, to any unpaid fees due and payable under the Agreement; (4) fourth, to accrued interest due and payable under the Note; (5) fifth, to unpaid principal indebtedness under the Revolving Note; and (6) sixth, the balance, if any, to the Borrower's Operating Account. Borrower retains sole responsibility for assuring that the Borrower's Operating Account contains sufficient funds to pay any Items that may be presented for payment from the Operating Account.

            (d) Notwithstanding anything to the contrary contained herein, in the event that any Item delivered to the Lender for deposit into the Lockbox is returned unpaid to the Lender, or is dishonored by the Lender, the Lender will debit the Restricted Account for the entire amount credited thereto in respect of such Item, together with any applicable service charge. In the event that the funds on deposit in the Restricted Account are insufficient to pay such returned or dishonored Items, the amount of such deficiency shall be deemed an Advance under the Line of Credit which the Borrower shall pay to the Lender immediately upon demand.

            (e) Within ten (10) days after the execution of this Agreement, the Borrower shall execute all supplemental documentation that the Lender may request, in form and substance acceptable to the Lender, to put in place a cash management system for the transactions contemplated by this paragraph 14. In the event the Borrower fails to execute and deliver to the Lender any such supplemental documentation within three (3) days of a request therefor, the Borrower hereby appoints the Lender and any officer, employee or agent of the Lender as the Lender may from time to time designate as attorneys-in-fact for the Borrower to sign the name of the Borrower on any such supplemental documentation.

      15. Assignment of Government Contracts.

            (a) A list of all existing Government Contracts of the Borrower are attached hereto as Exhibit C and the Borrower represents and warrants to the Lender that such list is an accurate and complete list of all existing Government Contracts of the Borrower.

            (b) Within fifteen (15) days after the execution of this Agreement, the Borrower shall execute assignments of moneys due and to become due under Government Contracts (each, an "Assignment") in form acceptable to the Lender, assigning (under the Assignment of Claims Act, 31 USC Section 3727 and 41 USC
Section 15) to the Lender all moneys due and to become due from the United States of America together with all rights to receive the same, under each existing government contract of the Borrower.

            (c) The Borrower will obtain the written acknowledgement of each government contracting officer (and any other necessary party) to each Assignment within four (4) weeks after the execution of this Agreement.

            (d) In the event that the Borrower enters into any Government Contracts after closing, the Borrower shall (i) notify the Lender in writing of such contact, and provide the Lender with a copy of such contract, immediately upon execution thereof, (ii) execute an Assignment for each such contract within five (5) days after a request therefor from the Lender and (iii) obtain the written acknowledgment of the contracting officer (and any other necessary party) to each such Assignment within four (4) weeks after the execution thereof.

            (e) The separate Assignments to the Lender of a right to payment under specific Government Contracts as contemplated under this paragraph shall not be deemed to limit the Lender's security interest to Payments under those particular Government Contracts and the related Government Accounts, but rather the Lender's security interest shall extend to Payments under any and all Government Contracts and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by the Borrower.

            (f) The Borrower acknowledges that the Lender will be irrevocably harmed if the Borrower fails to assign Payments due or to become due under any Government Contract when required and that the Lender shall have no adequate remedy at law. Therefore, the Borrower agrees that the Lender shall be entitled, in addition to all other remedies allowed by

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law or under the Agreement, the Line of Credit Agreement or the other Loan
Documents, to injunctive or other equitable relief to compel the Borrower's compliance with the provisions of this Agreement and the Line of Credit Agreement requiring the Borrower to assign Payments due or to become due under any Government Contract.

            (g) Notwithstanding the foregoing, the Lender agrees that the Borrower shall only be required to assign to the Lender any Government Contracts which (i) are with the government of the United States or the departments or agencies of the United States and (ii) cannot be fully performed within six (6) months of the date of execution of such Government Contract.

      16. Financial Covenants. The financial covenants set forth in Section 6.14 of the Line of Credit Agreement are deleted and replaced with the following:

            (a) The Borrower shall maintain a minimum liquidity ratio (i.e., current assets over total liabilities, to be measured quarterly) of (i) .60 from January 31, 2000 through April 30, 2000 and (ii) .75 from May 1, 2000 and thereafter.

            (b) The Borrower shall maintain a ratio of EBIT/Interest (i.e. earnings before interest and taxes over interest to be measured quarterly) of not less than 1.0 at all times from the execution of this Agreement and thereafter.

            (c) The Borrower shall maintain a ratio of total liabilities to tangible net worth (i.e. total stockholder equity less goodwill and other intangible assets, to be measured quarterly) of not more than 13.5 to 1.0 at all times from the execution of this Agreement and thereafter.

            Unless otherwise defined, all accounting terms shall have the definitions given them in accordance with generally accepted accounting principles; all accounting terms and covenants shall be applied on a consolidated basis.

      17. Negative Covenants. In addition to the negative covenants set forth in
Article 7 of the Line of Credit Agreement, the Borrower covenants and agrees that, until all obligations of the Borrower under the Line of Credit Agreement and the other Loan Documents are paid in full and performed, (a) it shall not make any payments to Deutsche Financial Services in connection with the indebtedness owed by the Borrower except as provided in the agreement between Deutsche Financial Services and the Borrower which is attached hereto as Exhibit E and (b) it shall not incur any capital expenditures, except that the Borrower shall be permitted to make capital expenditures provided that the cost of such capital expenditures do not exceed in the aggregate on an annualized basis $1,000,000 so long as the Line of Credit is outstanding.

      18. Financial Statements and Information.

            (a) The Borrower shall provide the Lender with an aging and listing of accounts receivable (including both Commercial Accounts and Government Accounts) and an

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aging and listing of accounts payable by 10:00 a.m. on the day which is five (5)
business days after the fifteenth (15th) and the thirtieth (30th) day of each month, respectively, covering the periods from (A) the first (lst) day of the month through the fifteenth (15th) day of the month and (B) the sixteenth (16th) day of the month through the thirtieth (30th) day of the month (or the last day of the month in the event that the month does not have thirty (30) days (i.e., February and months having thirty-one (31) days), respectively. Such list shall identify which accounts receivable have been pledged to which creditor.

            (b) The Borrower shall provide the Lender on a monthly basis consolidating financial statements in such form and detail as the Lender may require.

            (c) Within ninety (90) days from the end of each fiscal year, the Borrower shall provide to the Lender the complete 10-K and consolidating balance sheets and income and expense statements of the Borrower together with its subsidiaries audited by an independent certified public accountant firm selected by the Borrower and acceptable to the Lender. Within forty-five (45) days from the end of each fiscal quarter, the Borrower shall provide to the Lender the complete 10-Q and consolidating balance sheets and income and expense statements of the Borrower together with its subsidiaries, in reasonable detail and prepared in accordance with GAAP. Notwithstanding the foregoing, in the event that the Borrower shall file for and receive an extension of time to file its 10-K or l0-Q, the time periods referenced in this paragraph shall be extended by thirty (30) days, as applicable.

            (d) The Borrower shall provide to the Lender such other financial or other information as the Lender may request in its reasonable discretion from time to time.

      19. Landlord's Waivers. The Borrower shall use their best efforts to deliver to the Lender, contemporaneously with the execution of this Agreement, agreements which must be in form and substance satisfactory to the Lender in its sole discretion, relating to the Borrower's facilities in Sterling, Virginia and Guayama, Puerto Rico, waiving any landlord's or mortgagee's or lienholder's rights to enforce any claim against the Borrower against any collateral of the Lender and allowing the Lender to have access to its collateral for purposes of inspection and/or to take possession thereof in accordance with the Lender's rights under the Loan Documents and applicable law. In connection therewith, and contemporaneously with the execution of this Agreement, the Borrowers shall provide to the Lender copies of all leases, mortgages or similar agreements relating to any facility that is not owned by the Borrowers at which any collateral is located.

      20. Audits of Collateral After Closing. The Borrower shall permit the Lender or any agent or representative thereof, at any reasonable time and from time to time, to conduct a field audit of the inventory and a records audit of the accounts receivable and other collateral. The Borrower shall be responsible for all costs and expenses associated with two (2) such audits conducted after January 31, 2000 (which shall be deemed to be obligations which are secured by the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement). Notwithstanding the foregoing, the Lender agrees that, provided that no

Event of Default has occurred, and there exists no event, occurrence or circumstance that, with the giving of notice or the passage of time or both, would constitute an Event of Default, the Borrower shall only be responsible for a maximum of $5,000 of the costs and expenses associated with any such audit(s) (i.e., the Borrower shall only be responsible for a maximum of $5,000, whether the Lender elects to conduct one (1) or two (2) audits and whether the costs and expenses of such audit or audits exceed $5,000 individually or in the aggregate).

      21. Refinancing. The Borrower shall use their best efforts to secure refinancing or seek debt and/or equity in amounts sufficient to satisfy in full the Line of Credit on or prior to the Maturity Date. Commencing on April 1, 2000 and on the first day of each month thereafter until the Line of Credit has been paid in full, the Borrower shall provide to the Lender a written status report detailing these efforts.

      22. Resolutions of the Borrower/Good Standing. Contemporaneously with the execution of this Agreement, the Borrower shall deliver to the Lender resolutions prepared by the Borrower evidencing their consent to the execution of this Agreement and the documents executed in connection with this Agreement. Contemporaneously with the execution of this Agreement, the Borrower shall also obtain and deliver to the Lender current good standing certificates for all of the jurisdictions in which the Borrower is incorporated or doing business.

      23. Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender as follows:

            (a) Organization and Standing. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power adequate to own and operate the properties owned by it, to carry on the business conducted by it, to enter into and perform this Agreement and to carry out the transactions contemplated hereby.

            (b) Authorization and Validity. The execution and delivery of this Agreement by the Borrower and the performance of the Borrower's obligations hereunder have been duly authorized by proper corporate action and this Agreement constitutes the legal, valid and binding obligations of the Borrower and is enforceable in accordance with its terms.

            (c) Compliance with Other Instruments. The Borrower is not in violation of any provision of their articles of incorporation or by-laws and are not in default under any existing judgement (except as set forth on Exhibit F attached hereto) or decree or of any existing law, governmental order, rule or regulation applicable to it, or of any agreement or other instrument to which it is a party or by which it or its assets are bound to the extent that any such violation would affect the ability of the Borrower to perform any of their obligations under this Agreement, any documents executed in connection with this Agreement or the Loan Documents in any material respect. Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, has constituted or resulted in or will constitute or result in a breach of the articles of incorporation or by-laws of any Borrower, or the violation of any presently existing applicable governmental requirement or will conflict or will be inconsistent with or will result in any breach of any of the terms, covenants, conditions or provisions thereof, or will constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which any Borrower is a party or by which any Borrower may be bound or subject to the extent that any such breach or default would affect the ability of any of Borrower to perform any of their obligations under this Agreement, any documents executed in connection with this Agreement or the Loan Documents in any material respect.

            (d) Litigation. Except as set forth on Exhibit F attached hereto, there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of any Borrower, threatened against or affecting any Borrower or any property or rights of any Borrower which reasonably may be expected to have a material adverse effect on the property, business, operations, financial condition, prospects, liabilities or capitalization of any Borrower. Except as set forth in this paragraph 23(d), no Borrower is in default with respect to any judgment, order, writ, injunction, decree, demand, rule or regulations of any court, arbitrator, grand jury or of any governmental agency.

            (e) Assets. The Borrower's assets are not subject to any existing liens or encumbrances except that granted to the Lender except as shown on Exhibit G attached hereto. The Borrower maintains in full force and effect the insurance required under Section 6.6 of the Loan Agreement. The Borrower's Equipment is kept at the locations set forth on Exhibit H attached hereto. The Borrower maintains its chief executive office at the place identified on Exhibit I attached hereto and keeps its books and records at that office.

            (f) Taxes. The Borrower has filed and will continue to file all United States income tax returns and all state income tax returns that are required to be filed, and has paid, or made adequate provisions for the payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessment received by any Borrower.

            (g) Licenses and Contracts. All franchises, licenses, trademarks, trade names, copyrights, patents, permits, certificates, consents, approvals, authorizations, agreements and contracts necessary to operate the Borrower's business as it currently is being operated and to own or lease the Borrower's property have been obtained, are in effect, have been complied with in material respects by the Borrower, are free from challenge, and are fully assignable to the Lender for the purpose of securing the Revolving Loan. Borrower has no knowledge and has not received any notice to the effect that any product it manufactures or sells, or any service it renders, or any process, method, know-how, trade secret, part or material it employs in the manufacture of any product it makes or sells or any service it renders, or the marketing or use by it or another of any such product or service, may infringe any trademark, trade name, copyright, patent, trade secret or legally protected right of any other Person.

            (h) Intellectual Property. The Borrower owns all right, title and interest in and to all Intellectual Property used in and material to the operation of its business or, for such Intellectual Property that is not owned, possesses adequate licenses or other legally enforceable rights to use the same. The Borrower has no reason to believe that any valid basis exists upon which a claim adversely affecting any such Intellectual Property may be asserted against the Borrower or any subsidiary. To the best knowledge of the Borrower, no Person is infringing upon the Intellectual Property used by the Borrower or any subsidiary material to the operation of their respective businesses. The Borrower has taken appropriate steps to protect the secrecy, confidentiality and value of its and all subsidiaries' rights in and to such Intellectual Property and to prevent others from using such Intellectual Property without consent.

            (i) Trade Name; Merger. Except as set forth in Exhibit J attached hereto, during the five years immediately preceding the date of this Agreement:
(i) neither the Borrower nor any predecessor of the Borrower has used any corporate or fictitious name other than its current corporate name; (ii) the Borrower has not changed its name, or been the surviving entity in a merger or acquired any business; and (iii) the Borrower has utilized no trade names in the conduct of its business.

            (j) Payment of Employees and Subcontractors. The Borrower is not in default with regard to the payment of any employee or subcontractor.

            (k) ERISA. The Borrower is in compliance with the Borrower's obligations under ERISA.

            (l) Government Contracts. The Borrower is not currently in default as to the terms of any Government Contract, and no Government Contract has been canceled or terminated by the Government in the past ten years except as set forth in Exhibit K attached hereto. No Government Contract for which Payments have been assigned to the Lender as Collateral is dependent on appropriations, except as set forth in Exhibit L attached hereto.

            (m) Assignment of Payments. The Borrower has the right to assign to the Lender all Payments due or to become due under each of the Borrower's Government Contracts, and there exists no uncancelled prior Assignment of Payments under any of the Borrower's Government Contracts.

            (n) Assignment of Claims Act. The Borrower is now in compliance and hereby covenants and agrees that the Borrower will in the future comply with any and all of the requirements of the Assignments of Claims Act, where such statutes are applicable to any Government Contract, and shall take all such other action as may be necessary to facilitate the assignment and perfection of the Lender's interest in Payments under any Government Contract.

            (o) No Claims, etc. There are no claims, defenses or setoffs with respect to the Note or with respect to any of the other Loan Documents, or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of the same

(and to the extent any such claim, setoff or defense exists, they are each waived and relinquished in their entirety).

            (p) Disclosure. This Agreement and all agreements, documents, certificates or statements furnished to the Lender by or on behalf of the Borrower in connection with the transactions contemplated hereby are true, correct and complete and do not contain any untrue statement of material fact.

            (q) Benefit. Each Borrower has derived direct or indirect benefit from this Agreement and the transactions contemplated hereby.

            (r) Free Act and Will. The Borrower is not entering into this Agreement in reliance upon any statement, representation or warranty of any nature whatsoever made by the Lender, or any other person or entity whatsoever, which is not expressly stated herein, and each Borrower has entered into this Agreement entirely of its own free act and will.

      24. Events of Default. The occurrence of one or more of any of the following events (the "Events of Default") shall constitute an Event of Default under this Agreement:

            (a) Failure to pay to the Lender when due any amounts required by this Agreement or any document executed in connection with this Agreement within five (5) Business Days after written notice from the Lender, provided that the foregoing shall not be construed to grant to the Borrower an additional five (5) day cure period beyond the five (5) day cure period presently set forth in the Loan Documents to pay any sum payable under the Note (i.e., the Borrower has an aggregate of five (5) days after written notice from the Lender to pay any sum payable under the Note).

            (b) Failure to comply with or perform as and when required, or to observe, any of the other terms, conditions or covenants of this Agreement or any document executed in connection with this Agreement within five (5) Business Days after written notice from the Lender.

            (c) If any representation or warranty made herein, in any document executed in connection with this Agreement or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, shall prove to have been materially false or misleading on the date as of which it was made.

            (d) If the Lender determines in good faith that a material adverse change has occurred in the financial condition or business condition of the Borrower.

            (e) If a monetary default(s) in excess of $100,000 in the aggregate which remains uncured after the expiration of any applicable cure period occurs under any indebtedness or other obligation of the Borrower to any third party unless such default(s) constitute(s) a bona fide dispute which the Borrower is contesting in good faith.

            (f) If a default which remains uncured after the expiration of any applicable curt period or an Event of Default occurs under any of the Loan Documents.

            (g) The failure of the Borrower, within forty-five (45) days after the execution of this Agreement, to enter into an agreement (the "Forbearance Agreement") with John Signorello, a judgment creditor (the "Judgment Creditor") of Dunn Computer Corporation pursuant to a judgement entered in the Circuit Court of Fairfax County, Virginia (At Law Number 185647) (the "Judgement"), which Forbearance Agreement must provide that the Judgment Creditor will forbear from exercising his rights and remedies under the Judgment until all obligations of the Borrower under the Line of Credit Agreement and the other Loan Documents have been paid in full and performed except in the event the Borrower fails to pay the Judgment pursuant to the terms of the Forbearance Agreement.

            (h) A default occurs under the Forbearance Agreement (see paragraph 24(g) above).

            (i) The use of the proceeds of the Line of Credit (directly or indirectly) to satisfy the Judgment (see paragraph 24(g) above) (The Borrower has represented to the Lender that a Borrower or a principal of a Borrower will satisfy the Judgment (if not dismissed) through a contribution of new equity)

            (j) The failure of the Borrower, within fourteen (14) days after the execution of this Agreement, to deliver to the Lender Exhibits C, E, F, G, H and I referenced herein.

            (k) The failure of the Borrower, within thirty (30) days after the execution of this Agreement, to deliver to the Lender Exhibits J, K and L referenced herein.

            Notwithstanding that the Borrower is entitled to certain written notice and an opportunity to cure as set forth in paragraphs 24(a), (b) and (f) (by reference to the Loan Documents) above, the Lender's obligation to make Advances to the Borrower shall cease immediately upon the occurrence of any event, occurrence or circumstance that, with the giving of notice or the passage of time or both, would constitute an Event of Default (i.e., the Lender's obligation to make Advances to the Borrower shall cease immediately upon the occurrence of a default hereunder or under the Loan Documents, even though an Event of Default may not have occurred because the Borrower is entitled to such notice and opportunity to cure). At such time as such default is cured by the Borrower within the applicable cure period to the satisfaction of the Lender, and provided that no new default or Event of Default has occurred and is continuing, the Lender shall be obligated to make Advances pursuant to the terms of the Loan Agreement and subject to the conditions set forth therein.

      25. Remedies. Immediately upon the occurrence of any Event of Default, the Lender shall have the right to exercise any and all rights available to it under this Agreement, any document executed in connection with this Agreement or any of the Loan Documents and applicable law. All rights and remedies available to the Lender under this Agreement, any document executed in connection with this Agreement or any of the Loan Documents and applicable law may be asserted concurrently, cumulatively or successively, from time to time, as long as the parties hereto shall be indebted to the Lender.

      26. Primary Depository Account. The Borrower shall maintain their primary depository accounts with the Lender.

      27. Release. Each Borrower, for itself and its directors, officers, employees, agents, members, predecessors, successors and assigns, hereby releases and forever waives and relinquishes all claims, demands, obligations, liabilities and causes of action of whatsoever kind or nature, whether known or unknown, which it or he has, may have or might have or assert now or in the future as a result of events occurring prior to or contemporaneously with the execution of this Agreement against the Lender (which term for the purpose of this paragraph 27 shall mean both First Union National Bank and First Union Commercial Corporation) and/or any affiliates or entities related to such entity, and any of the directors, officers, employees, agents, successors and assigns, as the case may be, of all such entities, in connection with, directly or indirectly, this Agreement, the Loan Documents, any document executed in connection with this Agreement or any transactions contemplated hereby or thereby, any prior loan made or credit extended to the Borrower by the Lender or otherwise to any relationship between any Borrower and the Lender. Notwithstanding the foregoing, the Borrower does not release First Union National Bank from any claims, if any, the Borrower may have against First Union National Bank in connection with the handling of check nos. 009786, 009787 and 009788 made by the Borrower to various payees in the aggregate amount of approximately $58,000, provided that the Borrower shall not have the right to claim any consequential or incidental damages.

      28. Further Assurances and Corrective Instruments. The Borrower will execute, acknowledge and deliver, from time to time, such supplements hereto and such further instruments and documents, as the Lender may require in its reasonable discretion to protect, perfect and enforce the Lender's interest in any collateral security for the Line of Credit or to facilitate the carrying out of the intentions of the parties to this Agreement.

      29. Waiver of Trial by Jury. Each Borrower and the Lender hereby waive trial by jury in any action or proceeding to which any Borrower and the Lender may be parties, arising out of or in any way pertaining to this Agreement, any of the documents executed in connection with this Agreement or the Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by each Borrower and each Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Each Borrower further represents that it has been represented or has had the opportunity to be represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

      30. Consent to Assignment of Line of Credit and Disclosure of Documents. Each Borrower consents to the sale and assignment by the Lender of any or all of their interest in the Line of Credit at any time in the Lender's sole and absolute discretion. Within fifteen (15) days after any such sale or assignment, the Lender shall provide the Borrower with notice of the name of the individual or entity purchasing such Line of Credit. In conjunction with such assignment, Each Borrower consents to the disclosure of any and all books, records, files, loan agreements, notes, deeds of trust, guaranties, financing statements, assignments of leases, statements, ledger cards, signature cards, corporate and/or partnership documents, financial statements, leases, appraisals, environmental audits, hazard and liability insurance policies, title insurance policies, loan payment histories, income tax returns, credit analyses, notes, correspondence, internal memoranda, checks, deposit account records and other documents which are in the Lender's possession or control or to which the Lender is entitled under the terms of this Agreement, any documents executed in connection with this Agreement or the Loan Documents relating to the Line of Credit to prospective assignees in connection with any sale or contemplated sale of the Line of Credit or any participation interest therein.

      31. Arbitration. Section 10.19 of the Line of Credit Agreement relating to arbitration is deleted in its entirety. All other references to arbitration in the Line of Credit Agreement are also deleted in their entirety. A confession of judgment provision shall be included in the modification of the Note (see paragraph 11 above).

      32. Miscellaneous.

            (a) Waivers by the Lender. Neither any failure nor any delay on the part of the Lender in exercising any right, power or remedy under this Agreement, any documents executed in connection with this Agreement or the Loan Documents, or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercises thereof or the exercise of any other right, power or remedy. No waiver or forbearance by the Leader as to any Borrower shall waive or release any rights or claims which the Lender may now have or hereafter have against any other person, firm or individual. The Lender reserves all rights except to the extent expressly provided herein.

            (b) Modifications. No modification or waiver of any provision of this Agreement, any documents executed in connection with this Agreement or the Loan Documents, and no consent by the Lender to any departure by the Borrower therefrom shall in any event be effective unless the modification, waiver or consent shall be in writing. Any such waiver or consent shall be effective only in the specific instance or for the purpose for which given. No notice to, or demand upon the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

            (c) No Novation. Nothing set forth in this Agreement or in any of the documents executed in connection with this Agreement shall cause a novation nor shall it extinguish, terminate, or impair the Borrower's obligations under the Loan Documents, as amended by this Agreement, or affect the priority of the lien of the Lender established by the Loan Documents.

            (d) Applicable Law. The performance, construction and enforcement of this Agreement, the documents executed in connection with this Agreement and the Loan Documents shall be governed by the Laws of the Commonwealth of Virginia.

            (e) Survival; Successors and Assigns. All covenants, agreements, representations and warranties made herein, in any documents executed in connection with this Agreement and in the Loan Documents shall continue in full force and effect. Whenever in this Agreement any of the parties is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of the Borrower which are contained in this Agreement, in any documents executed in connection with this Agreement and the Loan Documents shall inure to the benefit of the Lender and its successors and assigns.

            (f) Severability. If any term, provision or condition, or any part thereof, of this Agreement, any documents executed in connection with this Agreement or the Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or enforceability shall not affect the remainder of such term, provision or condition or any other term, provision or condition, and this Agreement, any documents executed in connection with this Agreement and the Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

            (g) Merger and Integration. This Agreement, any documents executed in connection with this Agreement and the Loan Documents contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding.

            (h) Headings. The headings and subheadings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

            (i) Gender, Singular. All references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural member shall be deemed to have been made, respectively, in the plural or singular number as well.

            (j) Time of Essence. Time is of the essence of this Agreement.

          Exhibit D     [Intentionally Deleted]
          Exhibit E     Agreement between Deutsche Financial Services and the
                        Borrower
          Exhibit F     Litigation/Judgements
          Exhibit G     Existing Liens and Encumbrances Against Assets
          Exhibit H     Location of Equipment
          Exhibit I     Chief Executive Office of the Borrower
          Exhibit J     Other Trade Names/Mergers
          Exhibit K     Government Contracts Canceled or Terminated in Past Ten
                        Years
          Exhibit L     Government Contracts Dependent on Appropriations

      IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed, this Agreement under seal as of the date first written above.

WITNESS/ATTEST                    BORROWERS:

                                  DUNN COMPUTER CORPORATION,
                                  a Virginia corporation

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  DUNN COMPUTER CORPORATION,
                                  a Delaware corporation

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  INTERNATIONAL DATA PRODUCTS,
                                  CORP.

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President

                                  STMS, INC.

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  PUERTO RICO INDUSTRIAL
                                  MANUFACTURING OPERATIONS
                                  ACQUISITION, CORP.

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  DUNN COMPUTER OPERATING
                                  COMPANY

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  LENDER:

                                  FIRST UNION NATIONAL BANK

/s/ [ILLEGIBLE]                   By: /s/ David A. Dix (SEAL)
------------------                    --------------------------
                                      David A. Dix
                                      Vice President

STATE OF Virginia           )
                                  )SS: ###-##-####
CITY/COUNTY of Loudoun      )

      I HEREBY CERTIFY that on this 11th day of February, 2000, before me, the undersigned officer, personally appeared Thomas P. Dunne, who acknowledged himself/herself to be the President of Dunn Computer Corporation, a Virginia corporation, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of Dunn Computer Corporation, as President of Dunn Computer Corporation.

      IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                                   /s/ Linda Kiechlin
                                                   ------------------
                                                      Notary Public

My Commission expires: 4/30/2003

STATE OF Virginia           )
                                  )SS: ###-##-####
CITY/COUNTY of Loudoun      )

      I HEREBY CERTIFY that on this 11th day of February, 2000, before me, the undersigned officer, personally appeared Thomas P. Dunne, who acknowledged himself/herself to be the President of Dunn Computer Corporation, a Maryland corporation, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of Dunn Computer Corporation, as President of Dunn Computer Corporation.

      IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                                   /s/ Linda Kiechlin
                                                   ------------------
                                                      Notary Public

My Commission expires: 4/30/2003

STATE OF Virginia           )
                                  )SS: ###-##-####
CITY/COUNTY of Loudoun      )

      I HEREBY CERTIFY that on this 11th day of February, 2000, before me, the undersigned officer, personally appeared Thomas P. Dunne, who acknowledged himself/herself to be the President of International Data Products, Corp., and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of International Data Products, Corp., as President of International Data Products, Corp.

      IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                                   /s/ Linda Kiechlin
                                                   ------------------
                                                      Notary Public

My Commission expires: 4/30/2003

STATE OF Virginia           )
                                  )SS: ###-##-####
CITY/COUNTY of Loudoun      )

      I HEREBY CERTIFY that on this 11th day of February, 2000, before me, the undersigned officer, personally appeared Thomas P. Dunne, who acknowledged himself/herself to be the President of STMS, Inc., and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of STMS, Inc., as President of STMS, Inc.

      IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                                   /s/ Linda Kiechlin
                                                   ------------------
                                                      Notary Public

My Commission expires: 4/30/2003

STATE OF Virginia           )
                                  )SS: ###-##-####
CITY/COUNTY of Loudoun      )

      I HEREBY CERTIFY that on this 11th day of February, 2000, before me, the undersigned officer, personally appeared Thomas P. Dunne, who acknowledged himself/herself to be the President of Puerto Rico Industrial Manufacturing Operations Acquisition, Corp., and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of Puerto Rico Industrial Manufacturing Operations Acquisition, Corp., as President of Puerto Rico Industrial Manufacturing Operations Acquisition, Corp.

      IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                                   /s/ Linda Kiechlin
                                                   ------------------
                                                      Notary Public

My Commission expires: 4/30/2003

STATE OF Virginia           )
                                  )SS: ###-##-####
CITY/COUNTY of Loudoun      )

      I HEREBY CERTIFY that on this 11th day of February, 2000, before me, the undersigned officer, personally appeared Thomas P. Dunne, who acknowledged himself/herself to be the President of Dunn Computer Operating Company, and that
(s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of Dunn Computer Operating Company, as President of Dunn Computer Operating Company.

IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                                   /s/ Linda Kiechlin
                                                   ------------------
                                                      Notary Public

My Commission expires: 4/30/2003

STATE OF Virginia           )
                                  )SS:
CITY/COUNTY of Fairfax      )

      I HEREBY CERTIFY that on this 11th day of February, 2000, before me, the undersigned officer, personally appeared David A. Dix, who acknowledged himself/herself to be a Vice President of First Union National Bank, and that
(s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of First Union National Bank, as Vice President of First Union National Bank.

      IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                                   /s/ [ILLEGIBLE]
                                                   ---------------
                                                    Notary Public

                                                    [NOTARY SEAL]

My Commission expires: 8/31/00

                         MODIFICATION OF REVOLVING NOTE

      THIS MODIFICATION OF REVOLVING NOTE (this "Modification") is made this 11th day of February, 2000 between DUNN COMPUTER CORPORATION (a Virginia corporation), DUNN COMPUTER CORPORATION (a Delaware corporation), INTERNATIONAL DATA PRODUCTS, CORP., STMS, INC., PUERTO RICO INDUSTRIAL MANUFACTURING OPERATIONS ACQUISITION, CORP. and DUNN COMPUTER OPERATING COMPANY (collectively, the "Borrower") and FIRST UNION NATIONAL BANK, holder of the Note (as defined below) pursuant to an assignment from First Union Commercial Corporation to First Union National Bank (the "Lender").

                  Preliminary Statements; Certain Defined Terms

      A. The Lender extended a revolving line of credit in the original principal amount of $15,000,000 (the "Line of Credit") to the Borrower pursuant to a Revolving Line of Credit Loan Agreement and Security Agreement dated May 27, 1999, as amended by an Addendum to Revolving Line of Credit Loan Agreement and Security Agreement dated May 27,1999 and by a letter agreement dated May 27,1999 (collectively, the "Line of Credit Agreement"). The Line of Credit is evidenced by a Revolving Note dated May 27,1999 from the Borrower to the Lender in the original principal amount of $15,000,000 (the "Note"). A copy of the Note is attached as Exhibit A.

      B. The Line of Credit is secured by, among other things, the Line of Credit Agreement, whereby the Borrower granted to the Lender a security interest in (i) all Accounts (ii) all payments or rights to payment due or to become due under any Government Contract to which the Borrower is a party, (iii) all deposits accounts and other obligations or indebtedness owed to the Borrower from whatever source arising, (iv) all rights to receive any payment in money or in kind, (v) all contact rights (except contract rights under Government Contracts other than rights to payments due or to become due), (vi) all Inventory, (vii) all property, plant and Equipment, (viii) all chattel paper,
(ix) all General Intangibles, (x) all books and records and computer hardware, software (including, to the extent assignable, the Borrower's right to use software licensed to the Borrower) and systems, (xi) all policies of insurance and the proceeds thereof (xii) all additions and accessions thereto and replacements thereof and (xiii) all products and proceeds thereof, as more particularly described therein.

      C. The Line of Credit Agreement, the Note and all other documents evidencing, securing, guaranteeing or otherwise related to the Line of Credit are collectively called the "Loan Documents".

      D. As of December 14, 1999, there is due under the Line of Credit principal of Two Million Three Hundred Thousand and 00/100 Dollars ($2,300,000.00) and interest of Seven

Thousand Six Hundred Two and 84/100 Dollars ($7,602.84), plus attorneys' fees and other costs which are payable under the Loan Documents.

      E. The Lender contends that the Borrower is in default under the Loan Documents due to, among other things, violations of certain financial covenants and financial reporting under the Line of Credit Agreement.

      F. The Borrower has requested that the Lender continue to make advances under the Line of Credit and extend the maturity date of the Line of Credit until November 30, 2000 and the Lender is willing to do so subject to the terms and conditions set forth in a Modification Agreement of even date herewith (the "Agreement").

      G. As a condition of entering into the Agreement, the Lender has required that the Borrower execute and deliver this Modification.

      H. Therefore, the Borrower is executing this Modification amending the Note as set forth herein.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

      1. The Borrower shall no longer have the option to elect to Reference Rate-Based Option or the LIBOR-Based Rate Option. Commencing as of the date hereof, the unpaid principal balance (both the existing unpaid principal balance and future advances) of the Note shall bear interest at the Lender's "Prime Rate" (as hereinafter defined) plus one percent (1%). "Prime Rate" means the rate of interest from time to time established and publicly or privately announced by the Lender as its then applicable prime rate of interest to be used as an index in determining actual interest rates to be charged to certain borrowers of the Lender. The rate of interest shall be adjusted as and when any change in the "Prime Rate" shall occur. The Lender may establish and reestablish the "Prime Rate" from time to time in its sole discretion, it being understood and agreed that (a) such rate is intended merely as an index for setting interest rates of the Lender and (b) the actual rate of interest to be charged by the Lender to any particular borrower may be more than, equal to or less than such index; provided, however, that at no time shall the rate of interest exceed the highest rate permissible under applicable law. Interest shall be paid on the first day of each month in arrears for the previous month.

      2. The Note shall mature on November 30, 2000, on which date, if not sooner paid, the entire principal balance of the Note, all accrued and unpaid interest thereon and all other sums due thereunder shall be due and payable in full.

      3. The occurrence of an Event of Default (as defined in the Agreement) under the Agreement shall constitute a default under the Note.

      4. Upon the occurrence of a default, interest shall accrue and be payable at the applicable interest rate plus two percent (2%).

      5. The Borrower hereby acknowledges, consents and agrees (i) that the provisions of the Note and the rights of all parties mentioned herein shall be governed by the laws of the Commonwealth of Virginia and interpreted and construed in accordance with such laws (excluding Virginia conflict of laws) and
(ii) that the United States District Court for the Eastern District of Virginia and any court of competent jurisdiction of the Commonwealth of Virginia shall have jurisdiction in any proceeding instituted to enforce the Note and any objections to such venue are hereby waived.

      6. Nothing in this Modification changes any interest rate or other term or condition applicable to the Note prior to the date of this Modification.

      7. This Modification does not extinguish the outstanding indebtedness evidenced by the Note. Nothing herein contained shall be construed as a substitution or novation of the original indebtedness or of the instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. The Note as modified hereby remains in full force and effect in accordance with its terms and constitutes a binding obligation of the Borrower to the Lender. No further modifications shall be effective unless in writing and signed by the Lender.

      8. The Borrower acknowledges and agrees that the indebtedness evidenced by the Note is owed to the Lender without any setoffs, claims or defenses of any kind, and the Borrower forever waives and relinquishes any and all defenses and claims, of any kind, known or unknown, that the Borrower may have against the Lender with regard to the Line of Credit.

      9. The Borrower and the Lender voluntarily and intentionally mutually waive any right each may have to a trial by jury in any action, proceeding, or litigation directly or indirectly arising out of, under or in connection with this Modification, the Note, any other Loan Documents or any transactions contemplated thereby.

      10. The Borrower shall reimburse the Lender for all reasonable attorneys' fees, costs and expenses advanced or incurred in collecting and enforcing the Note and/or the other Loan Documents, and/or in successfully defending or prosecuting any actions or proceedings arising out of or relating to the Note and/or the other Loan Documents. Until paid in full, all such fees, costs and expenses to be paid by the Borrower shall bear interest from the date such fees, costs or expenses are advanced or incurred by the Lender, at the then applicable rate of interest on the Note.

      11. This Modification represents the entire agreement of the parties hereto as it relates to the contents hereof; all prior oral and written communications are merged herein.

      IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed, this Agreement under seal as of the date first written above.

WITNESS/ATTEST:                   BORROWERS:

                                  DUNN COMPUTER CORPORATION,
                                  a Virginia corporation

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  DUNN COMPUTER CORPORATION,
                                  a Delaware corporation

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  INTERNATIONAL DATA PRODUCTS,
                                  CORP.

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  STMS, INC.

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President

                                  PUERTO RICO INDUSTRIAL
                                  MANUFACTURING OPERATIONS
                                  ACQUISITION, CORP.

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  DUNN COMPUTER OPERATING
                                  COMPANY

/s/ Linda Kiechlin                By: /s/ Thomas P. Dunne (SEAL)
------------------                    --------------------------
                                      Name: Thomas P. Dunne
                                      Title: President


                                  LENDER:

                                  FIRST UNION NATIONAL BANK

/s/ [ILLEGIBLE]                   By: /s/ David A. Dix (SEAL)
------------------                    --------------------------
                                      David A. Dix
                                      Vice President